[LOGO]

THE KOREA
FUND, INC.


Semiannual Report
December 31, 2000

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

[LOGO] The Korea Fund, Inc.
--------------------------------------------------------------------------------

Investment objective and policies

o long-term capital appreciation through investment in Korean securities

Investment characteristics

o  investments in a broad spectrum of Korean industries

o  closed-end investment company

o first United States investment company authorized to invest in Korean securities

o a vehicle for international diversification through participation in the Korean economy

General Information
--------------------------------------------------------------------------------

Executive Offices

   The Korea Fund, Inc.
   345 Park Avenue
   New York, NY 10154

For Fund Information: 1-800-349-4281

Transfer Agent, Registrar and Dividend Reinvestment Plan Agent

For Account Information: 1-800-621-1048

   Kemper Service Company
   P.O. Box 219153
   Kansas City, MO 64121-9153

Custodian

   Brown Brothers Harriman & Co.

   Subcustodian -- Citibank, N.A. - Seoul office

Legal Counsel

   Debevoise & Plimpton

Independent Accountants

   PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- KF

Contents
--------------------------------------------------------------------------------

Letter to Stockholders ....................................................    3
Other Information .........................................................    6
Investment Summary ........................................................    8
Portfolio Summary .........................................................    9
Investment Portfolio ......................................................   10
Financial Statements ......................................................   17
Financial Highlights ......................................................   20
Notes to Financial Statements .............................................   21
Report of Independent Accountants..........................................   26
Stockholder Meeting Results ...............................................   27
Dividend Reinvestment and Cash Purchase Plan ...............................  28
Directors and Officers ....................................................   30







--------------------------------------------------------------------------------
This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

[LOGO] The Korea Fund, Inc.
Letter to Stockholders
--------------------------------------------------------------------------------

Dear Stockholders:

   The year 2000 was abysmal for Korea, particularly during the second half. The country ranks among the worst-performing markets in the world for the year. At the beginning of 2000, we believed Korea had embraced sufficient reform to sustain growth at the macroeconomic level and that an encouraging number of Korean companies were committed to increasing shareholder value to support expanding valuations. As the year progressed, however, it became increasingly apparent that Korea was taking almost as many steps backward as forward. The staggering potential and renewed momentum for change encountered a ballast of old, vested interests and the traditional economic system. These forces have slowed the restructuring process which in turn has been buffeted by external factors such as weakening export demand, tightening global liquidity and deflationary forces. Against this backdrop, The Korea Fund's NAV total return for the semiannual period was -35.28%, while its share price total return declined 23.86% to close at $10.56 per share, representing a discount of 17.4% to NAV.

Investment Backdrop

   The event that has had perhaps the most lingering impact on the market during the period was the decision by Ford Motor Company to withdraw its offer for Daewoo's auto division, a move that raised anxieties over the slowing pace of restructuring in Korea. The consensus view is that after several years of rapid progress on this front, the chaebols (Korea's traditional, family-run conglomerates) are growing increasingly resistant to change. At Zurich Scudder Investments, we feel that investors reacted too strongly to this development, given that occasional setbacks in the restructuring process are inevitable. We firmly believe that Korea's commitment to growing more competitive in the global marketplace will lead to significant structural changes over the next 10 years.

   Korea's stock market has also been pressured by the explosive rise in oil prices, which is viewed as a distinct negative given the country's dependence on imports to fill its energy needs. However, oil is not as important to the economy as it was in the past, given that the technology and service areas have become very significant drivers of Korea's economic growth. Another concern was that the semiconductor cycle had entered the early stages of a downturn, though we feel that this is essentially a short-term issue. In general, Korean technology, media and telecommunications stocks (TMT) were further hampered by the global slump in TMT throughout most of the period.

   The power of the chaebol (Korea's large, industrial conglomerates) needs to be further reduced for true economic restructuring to occur. Chaebols have the reputation of operating their empires with a certain disregard for existing laws. In the past, government planners arranged for chaebols to receive cheap capital to enter industries deemed important for Korea's development. This combination succeeded in industrializing Korea rapidly, but this practice became inappropriate as the economy developed and matured. Additionally, some of the chaebols' apparent insensitivity to the views of minority shareholders has discouraged foreign investment at a time when Korea needs outside capital.

Fund Strategy

   We continue to emphasize intensive fundamental research to identify well-managed companies with strong balance sheets, lower-than-average debt ratios and promising prospects for long-term profit growth. This strategy has led us to concentrate our holdings in a select group of the country's top-tier, global

[LOGO] The Korea Fund, Inc.
Letter to Stockholders
--------------------------------------------------------------------------------

companies, as well as some smaller companies that have demonstrated consistent earnings growth. Over the last year, using our seven-member research team on the ground in Korea, we have been able to identify attractive, unlisted companies whose shares we have begun to include in the portfolio. Our expectation is that these companies will become publicly listed within a reasonable time. Since the 1997-1998 financial crisis, an extraordinary number of new companies has been created, far exceeding the number of bankruptcies. This is clear evidence of the transformation that is taking place within the structure of Korean industry. Despite the problems facing telecommunications in recent months, we remain very positive on this sector for 2001 and the long term.

   Our holdings include SK Telecom, Korea Telecom, KTM.com, and Korea Telecom Freetel. Despite our long-term enthusiasm for the telecommunications sector, we have decided to reduce somewhat our position in SK Telecom since its extraordinary performance -- an eighty-fold increase since our first purchases -- had led to a significant overweighting in the portfolio. As stockholders have been informed in a separate communication, we are reducing the SK Telecom holding by transferring ownership of part of it directly to you, thereby giving you the option of either holding the shares or selling them at the market price on the New York Stock Exchange. The portfolio will continue to hold an important, though somewhat reduced, position in the company.

   Our second largest holding is Samsung Electronics. After a very strong year in 2000, the company will be facing a more challenging environment given the weakness of semiconductor prices at the moment. Longer term, however, we remain very positive on the company's prospects. It has been a core holding of the fund since inception and over the years has demonstrated an impressive ability to adjust to rapidly changing industry conditions. We have been disappointed, however, in certain aspects of the company's corporate governance and have been active in representing stockholders' interests in the knowledge that improved corporate governance will have a beneficial impact on the share price over time.

Outlook

   The present government is in a unique position to challenge the chaebols. President Dae Jung Kim was the first opposition leader to be properly elected. Striking progress has already been achieved. Daewoo is defunct, for example, and the government has challenged Hyundai. Government policy continues to evolve and remains committed to reform. On June 13, 2000 there was an historic meeting between the leaders of North and South Korea in Pyongyang. A second meeting between President Kim and the North Korean leader, Kim Jong IL has been scheduled for some time this year in Seoul. These meetings are highly significant and indicate that some form of change is under way in North Korea. All the evidence points to the fact that the economic situation in the North is disastrous and that the country has trouble even feeding its population. Kim Jong IL, visited factories in China recently, suggesting that he is willing to look overseas to find solutions for his country's economic and industrial problems. While a rapid rapprochement between the two Koreas is unlikely, over time there is every likelihood that relations will gradually improve. The economic, political, and humanitarian imperative is too strong to resist.

   The positives in Korea's outlook include:

o    Leadership committed to reform

o    Fast transformation into a new economy

o    A highly educated workforce

o    A high level of Internet usage

[LOGO] The Korea Fund, Inc.
Letter to Stockholders
--------------------------------------------------------------------------------

o    Companies with global scale and global competitiveness

o A growing awareness of corporate governance and of the rights of minority investors

o    A newfound focus on profitability and return on capital

o    Attractive valuations by global standards

   The stature of President Kim as a leader has been enhanced by the Nobel Peace Prize, strengthening his position on the global stage and in north-east Asia in particular. Despite the challenges that the Korean economy currently faces, the general direction of government policy is positive. Restructuring of the industrial and financial sectors of the economy continues. While the stock market performed badly in 2000, the foundations have been laid for a much more satisfactory 2001.


   Thank you for your interest and your ongoing support.


Sincerely,

/s/ Nicholas Bratt              /s/ Juris Padegs

Nicholas Bratt                  Juris Padegs
President                       Chairman of the Board
and Director                    and Director

[LOGO] The Korea Fund, Inc.
Other Information
--------------------------------------------------------------------------------

Investment Manager

         The investment manager of The Korea Fund, Inc. is Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

         The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include 21 open-end investment companies as well as portfolios for institutional investors.

         The Manager also manages the assets of other closed-end investment companies that invest primarily in foreign securities, including: The Argentina Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc.

Korean Adviser

         Daewoo Capital Management Co., Ltd., registered under the U.S. Investment Advisers Act of 1940, acts as Korean adviser to Zurich Scudder Investments, Inc., the fund's investment manager. Daewoo Capital Management Co., Ltd. is a subsidiary of Daewoo Securities Co., Ltd., the largest Korean securities firm, and an affiliate of Daewoo Research Institute.

         Daewoo Capital Management Co., Ltd. provides investment advice, research, and assistance to the Manager. The staff makes specific investment recommendations, which are then evaluated by the Manager's research department and portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

         It is expected that Scudder Investments Korea, Ltd., a subsidiary of the Manager, will acquire certain assets from Daewoo Capital Management Co., Ltd. and will become Korean adviser to the Manager. Korean regulatory approval for this transaction is pending.

A Team Approach to Investing

   The Korea Fund, Inc. is managed by a team of investment professionals who each play an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

   Lead Portfolio Manager John J. Lee has set fund investment strategy and overseen its daily operation since 1991, the year he joined the Manager's global equity area. Portfolio manager Nicholas Bratt has been a member of the fund team since 1984 when the fund was launched and has over 27 years of experience in worldwide investing. Mr. Bratt, who has been with the Manager since 1976, is the Director of the Manager's Global Portfolio Management Group.

Dividend Reinvestment and Cash Purchase Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions

--------------------------------------------------------------------------------
reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 28.

Net Asset Value

   The fund's NAV is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas stockholders, the fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the fund and other Scudder-managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Zurich Scudder Investments, Inc. banner.

[LOGO] The Korea Fund, Inc.
Investment Summary as of December 31, 2000
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Historical
Information
                                      Total Return (%)
               -------------------------------------------------------------------------------------
                  Market Value        Net Asset Value (a)         Index (b)            Index (c)
               -------------------   --------------------   -------------------  -------------------
                           Average                Average               Average              Average
               Cumulative   Annual   Cumulative    Annual   Cumulative   Annual  Cumulative   Annual
               -------------------   --------------------   -------------------  -------------------
Current Quarter    -10.77      --      -18.74         --       -27.46       --      -17.71       --
One Year           -37.01  -37.01      -44.24     -44.24       -55.77   -55.77      -50.92   -50.92
Three Year          63.15   17.72      192.09      42.95        69.61    19.26       34.10    10.27
Five Year          -48.49  -12.43      -31.51      -7.29       -65.00   -18.94      -42.85   -10.59
Ten Year             3.06     .30       40.57       3.46       -58.95    -8.52      -27.51    -3.17

------------------------------------------------------------------------------------------------------

Per Share Information and Returns (a)
Yearly Periods Ended December 31, 2000

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) WITH THE EXACT DATA POINTS LISTED IN THE TABLE BELOW.

                      1991    1992     1993   1994    1995    1996    1997    1998    1999    2000
                     --------------------------------------------------------------------------------------
Net Asset Value...   $10.55  $10.62  $16.64  $20.65  $20.04  $13.55  $ 4.44   $ 9.59  $23.13  $12.79
Income Dividends..   $ 0.06  $  .04  $  .01  $   --  $  .06  $   --  $   --   $   --  $   --  $  .17
Capital Gains
Distributions.....   $  .34  $  .20  $   --  $  .15  $  .36  $  .60  $   --   $   --  $   --  $   --
Total
Return (%)........    -2.05    2.71   56.77   24.84    4.26  -30.01  -66.50   115.99  141.19  -44.24

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b)  Korea Stock Price Index ("KOSPI") in U.S. Dollars.

(c)  Korea Stock Price Index ("KOSPI") in local terms.

     Past results are not necessarily indicative of future performance of the

[LOGO] The Korea Fund, Inc.

Portfolio Summary as of June 30, 2000
--------------------------------------------------------------------------------

Diversification

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stocks               80%
Short-Term Investments      10%
Preferred Stocks             5%
Corporate Bonds              4%
Convertible Bonds            1%
                          -----
                           100%
                          -----

--------------------------------------------------------------------------------

Sectors

                Sector breakdown of the Fund's equity securities

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Communications            36%
Financial                 19%
Technology                18%
Consumer Staples           7%
Metals & Minerals          4%
Consumer Discretionary     4%
Durables                   3%
Manufacturing              2%
Service Industries         2%
Other                      5%
                         -----
                          100%
                         -----

--------------------------------------------------------------------------------

Ten Largest Equity Holdings
     (68% of Portfolio)

1. SK Telecom Co., Ltd.
Provider of telecommunication services

2. Samsung Electronics Co., Ltd.
Manufacturer of industrial electronic parts and consumer products

3. Samsung Fire & Marine Insurance
Writer of non-life insurance policies, such as auto, fire and marine

4. Samsung Electro-Mechanics Co., Ltd.
Manufacturer of precision electronic parts

5. Pohang Iron & Steel Co., Ltd.
Producer of steel products

6. H & CB
Provider of a full range of commercial banking services as well as housing finance services

7.
Shinhan Bank
Provider of commercial banking and internet banking services

8. Kookmin Bank
Provider of commercial banking and internet banking services

9. Hyundai Motor Co., Ltd.
Manufacturer and seller of automobiles and auto parts

10.Samsung SDI Co., Ltd.
Manufacturer and distributor of electronic components

[LOGO] The Korea Fund, Inc.
Investment Portfolio as of December 31, 2000

-----------------------------------------------------------------------------------------------------------

                                                   Principal
                                                  Amount (c)       Value ($)
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 10.5%

Federal Home Loan Bank, 5.75%**, 1/2/2001................................. U.S.$  5,000,000       4,999,201
Federal Home Loan Mortgage Corporation, 5.7%**, 1/2/2001.................. U.S.$ 25,966,000      25,961,889
Federal National Mortgage Association, 5.75%**, 1/2/2001 ................. U.S.$ 30,000,000      29,995,208
                                                                                                -----------
Total Short-Term Investments (Cost $60,956,298) ..........................                       60,956,298
                                                                                                -----------
-----------------------------------------------------------------------------------------------------------
CORPORATE BONDS 3.8%

Consumer Staples 0.0%
Haitai Confectionery Co., 2%, 11/28/2009 (b) .............................      784,805,479         380,891
                                                                                                -----------
Financial 1.7%

Korea Exchange Bank, 13.75%, 6/30/2010.................................... U.S.$ 10,000,000      10,000,000
                                                                                                -----------
Durables 0.4%

Nexen Tire Corp., 9.5%, 5/27/2002 (b) ....................................    3,000,000,000       2,410,993
                                                                                                -----------
Utilities 1.7%

Korea Electric Power Co., 6.375%, 12/1/2003............................... U.S.$ 10,000,000       9,777,800
                                                                                                -----------
Total Corporate Bonds (Cost $20,961,315) .................................                       22,569,684
                                                                                                -----------
-----------------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS 1.0%

Consumer Staples 0.6%

Food & Beverage

Halim & Co., Ltd., 5% with 42.27% bonus interest at maturity,
  12/31/2001 (b) (d) (f) .................................................    3,400,000,000       3,536,718
                                                                                                -----------
Durables 0.3%

Tires

Hankook Tire Co., Ltd., Zero Coupon with 5.83% bonus interest
  at maturity, 12/31/2002 (b) (d) ........................................    1,890,000,000       1,480,965
                                                                                                -----------
Technology 0.1%

Miscellaneous

S. E. Co., Ltd., 4% with 38.61% bonus interest at maturity,
  12/31/2003 (b) (d) (h) .................................................      500,000,000         395,257
                                                                                                -----------
Total Convertible  Bonds (Cost $5,901,393) ...............................                        5,412,940
                                                                                                -----------
-----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

                                                                                                             Shares       Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 5.0%

Consumer Discretionary 0.1%
Department & Chain Stores
Shinsegae Department Store Co. ......................................................................        20,784        633,378
                                                                                                                         ---------
Hotels & Casinos 0.0%
Hotel Shilla Co., Ltd.* .............................................................................        32,070         83,661
                                                                                                                         ---------
Consumer Staples 0.8%

Food & Beverage
Cheil Jedang Corp. (f) ..............................................................................       297,200      3,406,640
Cheil Jedang Corp. (2nd) (f) ........................................................................        50,335        557,067
Cheil Jedang Corp. (3rd) (f) ........................................................................        30,201        325,884
Nam Yang Dairy Products Co., Ltd. (f) ...............................................................         1,160        151,304
                                                                                                                         ---------
                                                                                                                         4,440,895
                                                                                                                         ---------
Health 0.0%

Pharmaceuticals
Korea Green Cross Corp. (2nd) (New)* ................................................................         3,262         46,674
                                                                                                                         ---------
Financial 1.0%
Insurance 0.7%
Samsung Fire & Marine Insurance .....................................................................       533,850      4,009,150
                                                                                                                         ---------
Other Financial Companies 0.3%
Dongwon Securities Co. ..............................................................................       435,000        722,134
Dongwon Securities Co.* (2nd) .......................................................................       211,750        334,783
LG Investment & Securities Co., Ltd. ................................................................       470,000      1,096,047
                                                                                                                         ---------
                                                                                                                         2,152,964
                                                                                                                         ---------
Durables 0.5%

Automobiles
Hyundai Motor Co., Ltd. (2nd) .......................................................................       738,593      2,773,373
                                                                                                                         ---------
Manufacturing 0.3%

Chemicals
LG Chemical Co., Ltd. ...............................................................................       292,430      1,560,397
                                                                                                                         ---------
Technology 2.3%

Electronic Components/Distributors
Samsung SDI Co., Ltd. ...............................................................................        34,318        480,181


    The accompanying notes are an integral part of the financial statements



                                       11


                                                                                                            Shares        Value ($)
----------------------------------------------------------------------------------------------------------------------------------
Samsung Electro-Mechanics Co., Ltd.* (f) ............................................................       180,000      1,992,095
Samsung Electronics Co., Ltd. (e) ...................................................................       198,201     10,810,964
                                                                                                                        ----------
                                                                                                                        13,283,240
                                                                                                                        ----------
Total  Preferred Stocks (Cost $33,080,509) ..........................................................                   28,983,732
                                                                                                                        ----------
----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 79.7%

Consumer Discretionary 3.0%

Department & Chain Stores 1.2%
Hyundai Department Store Co., Ltd. ..................................................................       500,000      2,648,221
Shinsegae Department Store Co. ......................................................................       119,014      4,243,108
                                                                                                                        ----------
                                                                                                                         6,891,329
                                                                                                                        ----------
Hotels & Casinos 0.2%
Hotel Shilla Co., Ltd.* .............................................................................       378,391      1,346,055
                                                                                                                        ----------
Specialty Retail 1.6%
LG Home Shopping, Inc. ..............................................................................       414,000      9,098,182
                                                                                                                        ----------
Consumer Staples 4.9%
Alcohol & Tobacco 1.5%
Hite Brewery Co., Ltd. ..............................................................................        50,000      1,422,925
Kook Soon Dang Co., Ltd. ............................................................................       250,000      2,262,846
Korea Tobacco and Ginseng Corp. .....................................................................       319,880       4,804,52
                                                                                                                        ----------
                                                                                                                         8,490,293
                                                                                                                        ----------

Food & Beverage 2.9%
Cheil Jedang Corp. (f) ..............................................................................        99,606      2,401,568
Haitai Confectionery Co.* (b) .......................................................................       296,200        449,568
Halim & Co., Ltd.* (f) ..............................................................................     2,808,988      2,620,242
Nam Yang Dairy Products Co., Ltd. (f) ...............................................................        43,390      8,575,099
Nhong Shim Co., Ltd. ................................................................................        93,601      3,329,680
                                                                                                                        ----------
                                                                                                                        17,376,157
                                                                                                                        ----------
Textiles 0.5%
BYC Co., Ltd. (f) ...................................................................................        39,530      1,206,212
Tae Kwang Industrial Co., Ltd. ......................................................................        11,760      1,761,676
                                                                                                                        ----------
                                                                                                                         2,967,888
                                                                                                                        ----------

    The accompanying notes are an integral part of the financial statements

                                       12





                                                                                                           Shares        Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Health 1.2%

Pharmaceuticals
Yuhan Corporation ...................................................................................       228,970      7,240,158
                                                                                                                       -----------
Communications 31.1%

Cellular Telephone 29.8%
KT M.com Co., Ltd.* .................................................................................       784,969      5,621,991
Korea Telecom Freetel ...............................................................................       330,000      8,569,565
SK Telecom Co., Ltd. (e) ............................................................................       251,590     50,318,000
SK Telecom Co., Ltd. (ADR)* (e) .....................................................................     4,627,930    109,045,601
                                                                                                                       -----------
                                                                                                                       173,555,157
                                                                                                                       -----------

Telephone/Communications 1.3%
Korea Telecom Corp. .................................................................................       130,570      6,915,565
Locus Corp. .........................................................................................        50,000        397,233
                                                                                                                       -----------
                                                                                                                         7,312,798
                                                                                                                       -----------

Financial 15.2%

Banks 8.4%
H & CB (ADR) ........................................................................................     1,741,281     19,589,411
Hanvit Bank* (b) ....................................................................................     2,000,000        537,549
Kookmin Bank ........................................................................................       420,000      4,947,036
Kookmin Bank (GDS) ..................................................................................       535,022      6,701,151
Koram Bank Ltd. .....................................................................................     1,365,000      5,481,581
Shinhan Bank ........................................................................................       600,000      4,932,806
Shinhan Bank (GDR) ..................................................................................       408,798      6,949,566
                                                                                                                       -----------
                                                                                                                        49,139,100
                                                                                                                       -----------

Insurance 5.1%
LG Insurance Co., Ltd. ..............................................................................     1,071,920      1,152,420
Oriental Fire & Marine Insurance Co. ................................................................       211,660        519,529
Samsung Fire & Marine Insurance .....................................................................     1,279,625     27,817,935
                                                                                                                       -----------
                                                                                                                        29,489,884
                                                                                                                       -----------
Other Financial Companies 1.7%
Dongwon Securities Co.* .............................................................................       356,500      1,104,727
Hankang Restructuring Fund* (g) .....................................................................     3,000,000      6,391,304
Kookmin Credit Card Co., Ltd.* ......................................................................       100,000      2,205,534
                                                                                                                       -----------
                                                                                                                         9,701,565
                                                                                                                       -----------

    The accompanying notes are an integral part of the financial statements


                                       13





                                                                                                            Shares      Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Media 0.5%

Advertising 0.1%
Cheil Communications, Inc. ..........................................................................        17,000        833,202
                                                                                                                       -----------
Cable Television 0.4%
Qrix Networks, Inc. (b) (h) .........................................................................       120,000      2,371,542
                                                                                                                       -----------
Service Industries 1.3%
Miscellaneous Commercial Services 0.4%
S1 Corp. ............................................................................................       278,270      2,221,760
Miscellaneous Consumer Services 0.9%
Brainrush Asia, Inc. (b) (h) ........................................................................       105,579      1,328,063
Korea Information & Communications Co., Ltd.* .......................................................       366,000      4,050,593
                                                                                                                       -----------
                                                                                                                         5,378,656
                                                                                                                       -----------
Durables 2.1%

Tires 1.0%
Hankook Tire Co., Ltd. ..............................................................................     3,335,275      4,469,005

Nexen Tire Corp. ....................................................................................       400,000      1,422,925
                                                                                                                       -----------
                                                                                                                         5,891,930
                                                                                                                       -----------
Automobiles 1.1%
Hyundai Motor Co., Ltd. (GDR)* ......................................................................     3,020,000      6,870,500
                                                                                                                       -----------
Manufacturing 1.7%

Chemicals 0.9%
Honam Petrochemical Corp. ...........................................................................       100,000        501,976
LG Chemical Co., Ltd. (GDR) .........................................................................       321,949      2,905,590
Samsung Fine Chemicals Co., Ltd. ....................................................................       225,000      1,618,577
                                                                                                                       -----------
                                                                                                                         5,026,143
                                                                                                                       -----------
Diversified Manufacturing 0.1%
Halla Climate Control Co. ...........................................................................        60,000        941,502
                                                                                                                       -----------
Machinery/Components/Controls 0.5%
HS R&A Co., Ltd. ....................................................................................       200,000      1,002,372
Samsung Climate Control Co., Ltd. (f) ...............................................................       827,630      1,962,759
                                                                                                                       -----------
                                                                                                                         2,965,131
                                                                                                                       -----------
Specialty Chemicals 0.2%
Korea Fine Chemical Co. .............................................................................        83,333      1,357,043
                                                                                                                       -----------

    The accompanying notes are an integral part of the financial statements


                                       14



                                                                                                          Shares           Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Technology 13.1%

Diverse Electronic Products 0.9%
Dae Duck Electronics Co. ............................................................................       631,447      4,966,718
                                                                                                                       -----------
Electronic Components/Distributors 11.2%
Jahwa Electronics Co., Ltd. .........................................................................        50,000        270,751
L G Electronics, Inc. (GDR) (b) .....................................................................       200,000        944,000
Samsung SDI Co., Ltd. ...............................................................................       245,306      9,114,136
Samsung Electro-Mechanics Co., Ltd.* (f) ............................................................       794,005     21,529,147
Samsung Electronics Co., Ltd. (e) ...................................................................       267,259     33,380,966
                                                                                                                       -----------
                                                                                                                        65,239,000
                                                                                                                       -----------
Semiconductors 0.1%

Jusung Engineering Co., Ltd.* .......................................................................       177,784        489,082
                                                                                                                       -----------
Miscellaneous 0.9%
Anycell, Inc. (b) (h) ...............................................................................     1,250,000      1,976,285
Insung Information Co., Ltd. ........................................................................       721,000      1,806,775
S.E. Co., Ltd. (b) (h) ..............................................................................       636,950      1,581,046
                                                                                                                       -----------
                                                                                                                         5,679,158
                                                                                                                       -----------
Energy 1.0%

Oil & Gas Production
S-Oil Corp. .........................................................................................        82,000      1,782,609
SK Corp. ............................................................................................       354,614      3,896,549
                                                                                                                       -----------
                                                                                                                         5,679,158
                                                                                                                       -----------
Metals & Minerals 3.5%

Steel & Metals
Pohang Iron & Steel Co., Ltd. .......................................................................       315,930     19,105,648
Pohang Iron & Steel Co., Ltd. (ADR) .................................................................        72,608      1,129,962
                                                                                                                       -----------
                                                                                                                        20,235,610
                                                                                                                       -----------
Utilities 1.1%

Electric Utilities
Korea Electric Power Co. ............................................................................       342,000      6,380,394
                                                                                                                       -----------
Total Common Stocks (Cost $323,918,789) .............................................................                  464,820,043
                                                                                                                       -----------
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $444,818,304) (a) .........................................                  582,742,697
                                                                                                                       -----------
----------------------------------------------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements

[LOGO] The Korea Fund, Inc.
Investment Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    * Non-income producing security.

   ** Annualized yield at time of purchase; not a coupon rate.

  (a) The cost for federal income tax purposes was $444,818,304. At December 31 ,2000, net unrealized appreciation for all securities based on tax cost was $137,924,393. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $237,198,553 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $99,274,160.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $17,392,877 (2.7% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 2000 aggregated $20,634,327. These securities may also have certain restrictions as to resale.

  (c) Principal amount stated in Korean Won unless otherwise noted. U.S.$ represents United States Dollars.

  (d) Bonus interest represents the amount available to be paid to the holder at maturity in lieu of conversion.

  (e) At December 31, 2000, 32% of the Fund's net assets were invested in SK Telecom Co., Ltd. and Samsung Electronics Co., Ltd. (see Note H to the Notes to Financial Statements).

  (f) Affiliated issuers (see Note F to the Notes to Financial Statements).

  (g) Managed by Zurich Scudder Investments, Inc.

  (h) Included in (b) above are private placement securities with a market value which aggregated $7,652,192 (0.01% of net assets) at December 31, 2000. No quoted market price exists for these private placement securities. Information concerning such private placement securities at December 31, 2000 is as follows:




      Security                               Acquisition Date       Cost ($)
      --------------------------------------------------------------------------
      Anycell, Inc.........................     12/22/2000          2,020,774
      Brainrush Asia, Inc..................     07/29/2000          1,504,365
      Qrix Networks, Inc...................     07/28/2000          2,686,367
      S.E. Co., Ltd. (convertible bond)....     12/22/2000            404,154
      S.E. Co., Ltd. (equity)..............     12/22/2000          1,616,637
                                                                 ------------
                                                                    8,232,297


    The accompanying notes are an integral part of the financial statements

The Korea Fund, Inc.
Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Statement of Assets and Liabilities
 December 31, 2000
--------------------------------------------------------------------------------

 ASSETS

Investments in securities, at value:
Unaffiliated issuers (cost $402,181,822) ..................................   $ 534,477,962
Affiliated issuers (cost $42,636,482) .....................................      48,264,735
                                                                          -----------------
Total investments in securities, at value (cost $444,818,304) .............     582,742,697
                                                                          -----------------
Cash ......................................................................          39,440
Won, at value (cost $48,675,545) ..........................................      45,985,296
Receivable for proceeds from maturities ...................................      18,549,779
Dividends receivable ......................................................         767,129
Interest receivable .......................................................         856,328
                                                                          -----------------
Total assets ..............................................................     648,940,669
                                                                          -----------------

LIABILITIES

Dividends payable .........................................................       8,500,000
Accrued management fee ....................................................         526,286
Other accrued expenses and payables .......................................         319,565
                                                                          -----------------
Total liabilities .........................................................       9,345,851
                                                                          -----------------
Net assets, at value ......................................................   $ 639,594,818
                                                                          =================
NET ASSETS


Net assets consist of:
Undistributed net investment income .......................................   $     411,993
Net unrealized appreciation (depreciation) on:
   Investments ............................................................     137,924,393
   Won related transactions ...............................................      (2,707,758)
Accumulated net realized gain (loss) ......................................     (26,121,941)
Paid-in capital ...........................................................     530,088,131
                                                                         ------------------
Net assets, at value ......................................................   $ 639,594,818
                                                                         ==================
Netasset value per share ($639,594,818 B 49,999,999 shares of capital stock
    outstanding, $.01 par value, 200,000,000 shares authorized) ...........   $       12.79
                                                                                    =======

    The accompanying notes are an integral part of the financial statements

[LOGO] The Korea Fund, Inc.
Financial Statement
--------------------------------------------------------------------------------
 Statement of Operations
 Six Months Ended December 31, 2000
--------------------------------------------------------------------------------

 Investment Income
Income:
Dividends-- (net of foreign taxes withheld of $30,850) ....................   $   2,654,725
Interest-- Unaffiliated issuers (net of foreign taxes withheld of $566,833)       3,922,252
Interest-- Affiliated issuers (net of foreign taxes withheld of $9,897) ...          64,739
                                                                          -----------------
Total Income (net of foreign taxes withheld of $607,580) ..................       6,641,716
                                                                          -----------------
Expenses:
Management fee ............................................................       3,756,688
Services to shareholders ..................................................          14,898
Custodian and accounting fees .............................................         516,861
Auditing ..................................................................          60,745
Legal .....................................................................          83,910
Directors' fees and expenses ..............................................          81,666
Reports to shareholders ...................................................         102,851
Other .....................................................................          62,551
                                                                          -----------------
Total expenses before expense reductions ..................................       4,680,170
Expense reductions ........................................................         (48,630)
                                                                         ------------------
Total expenses after expense reductions ...................................       4,631,540
                                                                          -----------------
Net investment income (loss) ..............................................       2,010,176
                                                                          -----------------
Realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ...............................................................       3,974,577
Won related transactions ..................................................      (5,548,478)
                                                                         ------------------
                                                                                 (1,573,901)
Net unrealized appreciation (depreciation) during the period on:
Investments ...............................................................    (351,876,449)
Won related transactions ..................................................      (2,564,237)
                                                                         ------------------
                                                                               (354,440,686)
Net gain (loss) on investment transactions ................................    (356,014,587)
                                                                         ------------------
Net increase (decrease) in net assets resulting from operations ...........   $(354,004,411)
                                                                          =================



    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Financial Statement
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             Six Months
                                                                                Ended          Year Ended
                                                                            December 31,        June 30,
 Increase (Decrease) in Net Assets                                               2000              2000
----------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .........................................  $     2,010,176    $     2,372,275
Net realized gain (loss) on investment transactions ..................       (1,573,901)       148,775,458
Net unrealized appreciation (depreciation) on investment transactions.     (354,440,686)       (35,234,521)
                                                                       ----------------    ---------------
   during the period
Net increase (decrease) in net assets resulting from operations ......     (354,004,411)       115,913,212
                                                                       ----------------    ---------------
Distributions to shareholders from: ..................................       (8,500,000)                --
                                                                       ----------------    ---------------
   Net investment income
Increase (decrease) in net assets ....................................     (362,504,411)       115,913,212
Net assets at beginning of period ....................................    1,002,099,229        886,186,017
                                                                        ---------------    ---------------
Net assets at end of period (including undistributed net investment
income of $411,993 and $6,901,817, respectively)......................   $   639,594,818    $ 1,002,099,229
                                                                        ================   ================
Other Information
Shares outstanding at beginning and end of period ....................       49,999,999         49,999,999
                                                                        =================  ================


    The accompanying notes are an integral part of the financial statements.

[LOGO] The Korea Fund, Inc.
Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements and market price data.

                                              Six Months Ended                    Years Ended June 30,
                                              December 31, 2000
                                                               ---------------------------------------------------------

                                                                2000       1999        1998       1997        1996
------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance
Net asset value, beginning of period .............   $    20.04      $      17.72 $     5.63$    13.22 $    18.52 $    19.89
                                                        -------           -------    -------   -------    -------    -------
Income (loss) from investment operations:
Net investment income (loss) (a) .................          .04               .05        .04       .07        .07        .02
Net realized and unrealized gain (loss) on
   investment transactions .......................        (7.12)             2.27      12.05     (7.66)     (4.48)      (.97)
                                                        -------           -------    -------    ------     ------     ------
Total from investment operations .................        (7.08)             2.32      12.09     (7.59)     (4.41)      (.95)
                                                        -------           -------    -------    ------     ------     ------
Less distributions from:
Net investment income ............................         (.17)              --         --        --         --        (.06)
Net realized gains on investment transactions ....           --               --         --        --        (.60)      (.36)
                                                        -------           -------    -------   -------     ------     ------
Total distributions ..............................         (.17)            --         --        --          (.60)      (.42)
                                                        -------           -------    -------   -------     ------     ------
Antidilution (dilution) resulting from the
   rights offering (1997) and reinvestment of
   distributions for shares at market value ......           --                --         --        --       (.29)        --
                                                        -------           -------    -------   -------    -------    -------
Net asset value, end of period ...................   $    12.79      $      20.04 $    17.72$     5.63 $    13.22 $    18.52
                                                        =======           =======    =======   =======    =======    =======
Market value, end of period ......................   $    10.56      $      14.06 $    14.88$     6.31 $    14.75 $    21.13
                                                        =======           =======    =======   =======    =======    =======
Total Return (%)
Per share market value (%) .......................       (23.86)**          (5.46)    135.64    (57.20)    (26.11)      9.73
Per share net asset value (%) (b) ................       (35.28)**          13.09     214.74    (57.41)    (24.40)     (5.09)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions) ...........          640             1,002        886       281        661        689
Ratio of expenses before expense reductions (%) ..         1.24*             1.20       1.36      1.38       1.28       1.28
Ratio of expenses after expense reductions (%) ...         1.23*             1.19       1.36      1.38       1.28       1.28
Ratio of net investment income (loss) (%) ........          .27(c)**          .24        .37       .90        .46        .10
Portfolio turnover rate (%) ......................           32*               31         10        24         13         33

(a) Based on monthly average shares outstanding during the period.


(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.


(c) The ratio for the six months ended December 31, 2000 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year (Note A).

*   Annualized

**  Not annualized

[LOGO] The Korea Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies
   --------------------------------

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on the U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Money Market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At December 31, 2000 the exchange rate for Korean Won was U.S. $.00079 to W 1.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.


Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

[LOGO] The Korea Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At June 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $23,558,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2007, whichever occurs first.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward contracts, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss), net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Subscriptions for New Shares. As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund follows a policy of subscribing to new share offerings by Korean companies.

Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Dividend Income. Korean-based corporations have generally adopted calendar year-ends, and their corporate actions are normally approved by their boards of directors and shareholders in the first quarter of each calendar year. Accordingly, dividend income from Korean equity investments is earned and received by the Fund primarily in the first calendar quarter of each year. As a result, the Fund, which has a June 30 year-end, receives substantially less dividend income in the first half of its year than in the second half of such year.

B. Purchases and Sales of Securities
   ----------------------------------

During the six months ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $145,691,839 and $186,664,133, respectively.

[LOGO] The Korea Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

C. Related Parties
   ----------------

Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("Scudder" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.15% of the Fund's month-end net assets up to and including $50,000,000, 1.10% of such net assets on the next $50,000,000, 1% of such net assets on the next $250,000,000, 0.95% of such net assets on the next $400,000,000, and 0.90% of such net assets in excess of $750,000,000. The market value of Hankang Restructuring Fund, which is managed by Scudder, has been excluded from the net assets used to calculate the management fee. For the six months ended December 31, 2000, the Manager did not impose a portion of its fee amounting to $48,630, and the portion imposed amounted to $3,708,058 which was equivalent to an annualized effective rate of 0.98% of the Fund's average month-end net assets.

Under the Agreement, the Manager pays Daewoo Capital Management Co., Ltd. (the "Korean Advisor") a monthly fee, equal to an annual rate of 0.2875% of the first $50,000,000 of the Fund's month-end net assets, 0.275% of such net assets on the next $50,000,000, and 0.25% of such net assets on the next $250,000,000, 0.2375%
of such net assets on the next $400,000,000, and 0.225% of such net assets in excess of $750,000,000. It is expected that Scudder Investments Korea, Ltd., a subsidiary of the Manager, will acquire certain assets from Daewoo Capital Management Co., Ltd. and will become Korean Advisor to the Manager. Korean regulatory approval for this transaction is pending.

For six months ended December 31, 2000, there were no brokerage commissions on investment transactions paid by the Fund to Daewoo Securities Co., Ltd., the parent company of the Korean Advisor.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, provides shareholder communications services for the Fund. Effective November 17, 2000, Kemper Service Company ("KSC") a wholly owned subsidiary of the Manager, is the shareholder service agent of the Fund. For the six months ended December 31, 2000, the amount charged by SSC and KSC to the Fund aggregated $12,781, of which $5,528 is unpaid at December 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 2000, the amount charged to the Fund by SFAC aggregated $175,371, of which $17,347 is unpaid at December 31, 2000.

The Fund pays each Director not affiliated with the Manager or the Korean Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended December 31, 2000, Directors' fees and expenses aggregated $81,666.

D. Foreign Investment and Exchange Controls in Korea
   -------------------------------------------------

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund has obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to

[LOGO] The Korea Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). The Minister of Finance and Economy may, when it deems it to be in the public interest, modify the Fund's license to invest in Korean securities or, according to the terms of the license, revoke it in the event of the Fund's noncompliance with conditions of the license or a material violation of Korean law. The Minister of Finance and Economy may issue orders when it deems that transactions cannot be normally concluded due to natural disaster, warfare, uprising, sudden change in economic conditions, or other incidents similar thereto, or order the temporary closing of the securities market or take other necessary measures. Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

Currently there are certain restrictions with respect to investing in equity securities of certain designated public corporations and telecommunication corporations listed on the Korea Stock Exchange. As of December 31, 2000, two of the Fund's holdings had ownership limits still in place: Pohang Iron & Steel Co., Ltd., which had a foreign ownership limit of 30%, and SK Telecom Co., Ltd., which had a foreign ownership limit of 49%.

E. Investing in the Korean Market
   ------------------------------

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political and economic developments.

Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States.

At December 31, 2000, included in receivable for proceeds from maturities in the statement of assets and liabilities is $539,802 (0.09% of net assets) due from a company in the process of restructuring its debt. This amount has been valued in good faith by the Valuation Committee of the Board of Directors.

F. Transactions in Securities of Affiliated Issuers
   ------------------------------------------------

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the period with companies which are or were affiliates is as follows:


                                              Purchases         Sales
                   Affiliate                   Cost ($)         Cost ($)        Income ($)*      Value ($)
     ------------------------------------------------------------------------------------------------------------

     BYC Co., Ltd.                                     --              --                --         1,206,212
     Halim & Co., Ltd.                                 --              --            64,739         6,156,960
     Cheil Jedang Corp.                         1,973,549              --                --         6,691,159
     Samsung Climate Control Co., Ltd.          2,476,849              --                --         1,962,759
     Nam Yang Dairy Products Co., Ltd.                 --              --                --         8,726,403
     Samsung Electro-Mechanics Co., Ltd.        5,649,994              --                --        23,521,242
                                           --------------   -------------     -------------    --------------
                                               10,100,392              --            64,739        48,264,735
                                           ==============   =============     =============    ==============




* Net of foreign taxes withheld.

[LOGO] The Korea Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

G. Line of Credit
   --------------

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

H. In-Kind Dividend
   ----------------

On December 21, 2000, the Fund announced a special 10% in-kind dividend payable in the form of American Depository Receipts (ADRs) of SK Telecom. This special dividend is payable on February 28, 2001 to shareholders of record as of the close of business on January 26, 2001. The total amount of SK Telecom ADRs to be distributed will represent 10% of the Fund's net asset value at the time of payment.

[LOGO] The Korea Fund, Inc.
Report of Independent Accountants9.
--------------------------------------------------------------------------------

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                       PricewaterhouseCoopers LLP
February 26, 2001

[LOGO] The Korea Fund, Inc.
Stockholder 10.Meeting Results (Unaudited)
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") was held on October 4, 2000 at the office of Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY 10154. At the Meeting the following matters were voted upon by the stockholders and the resulting votes are presented below.


1. To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                                                     Number of Votes:
                                                                     ----------------
            Director (Class I)                     For                  Withheld           Broker Non-Votes*
            --------                               ---                  --------           -----------------

            Nicholas Bratt                     26,917,386              6,603,769                   0


            Director (Class III)
            --------

            Kenneth Froewiss                   26,877,527              6,604,602                   0

            Ronaldo A. da Frota                26,858,925              6,662,230                   0
              Nogueira

2. To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2001.

                                                                Number of Votes:
                                                                -----------------
                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------
              33,360,599                    69,336                     91,220                       0



--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

[LOGO] The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

The Plan

   The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Kemper Service Company, the Plan Agent.

Automatic Participation

   Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by Kemper Service Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the mean market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not

[LOGO] The Korea Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
--------------------------------------------------------------------------------

less than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Kemper Service Company, P.O. Box 219153, Kansas City, MO, 64121-9153, 1-800-621-1048.

The Korea Fund, Inc.
Directors and Officers
--------------------------------------------------------------------------------

Juris Padegs*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

ROBERT J. CALLANDER
    Director

KENNETH C. FROEWISS
    Director

TAI HO LEE
    Director

RONALDO A. da FROTA NOGUEIRA
    Director

HUGH T. PATRICK
    Director

KESOP YUN
    Director

WILLIAM H. GLEYSTEEN, JR.
    Honorary Director

WILSON NOLEN
    Honorary Director

SIDNEY M. ROBBINS
    Emeritus Founding Director

JUDITH A. HANNAWAY*
    Vice President

JOHN J. LEE*
    Vice President

DONG WOOK PARK
    Vice President

JOHN MILLETTE*
    Vice President and Secretary

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

JOHN R. HEBBLE*
    Treasurer

BRENDA LYONS*
    Assistant Treasurer

CAROLINE PEARSON*
    Assistant Secretary

* Zurich Scudder Investments, Inc.

             (This page intentionally left blank.)